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         EXHIBIT 10(a)(a) TO FRONTSTEP, INC. ANNUAL REPORT ON FORM 10-K
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                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------


                  THIS COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of July 17, 2001 is made by FRONTSTEP, INC., an Ohio corporation, FRONTSTEP SOLUTIONS GROUP, INC., an Ohio corporation, and BRIGHTWHITE SOLUTIONS, INC., an Ohio corporation (each a "Debtor" and collectively, jointly and severally, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders referred to below (the "Secured Party").

                                    RECITALS
                                    --------

                  A. The Debtors, Frontstep Canada, Inc., the financial institutions party thereto from time to time (the "Lenders") and the Secured Party have entered into that certain Loan and Security Agreement, dated as of July 17, 2001 (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed (among other things) to make loans to the Debtors in an aggregate principal amount at any one time outstanding not to exceed the Maximum Revolver Amount (as defined in the Loan Agreement), and pursuant to which the Debtors have granted to the Secured Party for the benefit of the Lenders security interests in (among other things) all or substantially all of the general intangibles of the Debtors.

                  B. Each Debtor has granted to Secured Party for the benefit of the Lenders, a continuing first priority security interest in (among other things) all general intangibles of such Debtor in order to secure the Debtors' obligations under each of the Loan Documents.

                  C. Pursuant to the Loan Agreement and as one of the conditions to the obligations of the Secured Party and the Lenders under the Loan Agreement, the Debtors have agreed to execute and deliver this Agreement to the Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the Copyright Collateral (as hereinafter defined).

                                   ASSIGNMENT
                                   ----------

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:

                  1. DEFINITIONS; INTERPRETATION.

                     (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "COPYRIGHT COLLATERAL" has the meaning set forth in SECTION 2
(a).

                  "COPYRIGHT RIGHTS" has the meaning set forth in SECTION
2(a)(i).


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                  "COPYRIGHTS" has the meaning set forth in SECTION 2.

                  "LIEN" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

                  "PROPRIETARY RIGHTS" has the meaning set forth in SECTION 2(a)(ii).

                  "REGISTRATIONS" has the meaning set forth in SECTION 2(a)(i).

                  "SECURED OBLIGATIONS" means, with respect to each Debtor, all liabilities, Obligations, and undertakings owing by such Debtor to Secured Party and the Lenders of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by, the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which the Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time in the State of New --- York.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                           (b)      TERMS DEFINED IN UCC.  Where applicable and
except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                           (c)      INTERPRETATION.  In this Agreement, except
to the extent the context otherwise requires:

                                    (i)     Any reference to a Section or a
Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                                    (ii)    The words "hereof," "here,"
"hereunder," and the like mean and refer to this Agreement as a whole and not merely to the section, subsection, paragraph or clause in which the respective word appears.

                                    (iii)   The meaning of defined terms shall
be equally applicable to both the singular and plural forms of the terms defined.

                                    (iv)    The words "including," "includes"
and "include" shall be deemed to be followed by the words "without limitation."

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                                    (v)     References to agreements and other
contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                                    (vi)    References to statutes or
regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referenced.

                                    (vii)   Any captions and headings are for
convenience of reference only and shall not affect the construction of this Agreement.

                                    (viii)  Capitalized words not otherwise
defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                                    (ix)    In the event of a direct conflict
between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that (A) the inclusion herein of additional obligations on the part of the Debtors and supplemental rights and remedies in favor of Secured Party, in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement and (B) the exclusion of any property from the Copyright Collateral pursuant to Section 2(b) hereof shall be deemed to be an exclusion of such property from the Collateral under the Loan Agreement.

                  2.       SECURITY INTEREST.

                           (a)      ASSIGNMENT AND GRANT OF SECURITY.  Each
Debtor, as security for the payment and performance of the Debtors' Secured Obligations, hereby grants, assigns, transfers and conveys to Secured Party for the benefit of the Lenders a continuing first priority security interest in all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                                    (i)     all copyrights, rights, titles and
interests in and to published and unpublished original and derivative works of authorship, whether registered or unregistered, including without limitation, all software (whether or not considered to be a "good" rather than an intangible and including the source code version thereof) that such Debtor owns or uses in its business or will in the future adopt and so use, including without limitation the Software, and all copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or in the future may be, owned, created, acquired or used (whether pursuant to a license or otherwise) by such Debtor, in whole or in part (collectively, the "Copyrights"), all Copyright registrations and applications for Copyright registration that have been heretofore or may hereafter be issued thereon or applied for in the United States or throughout the Universe, including renewal registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (the

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"Registrations"), all common law and other rights in and to the Copyrights throughout the Universe, including all Copyright licenses (collectively, the "Copyright Rights"), and all renewals, extensions, restorations and reversions thereof, throughout the Universe, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew, extend and restore such Copyrights, Registrations and Copyright Rights and to register works protectable by Copyright and the right (but not the obligation) to sue or bring proceedings in the name of such Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the Universe, including:

                                           (A)      all of such Debtor's right,
title and interest in and to all Copyrights or rights or interests in Copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on SCHEDULE A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                                           (B)      all of such Debtor's right,
title and interest in and to all Copyrights relating to the works set forth on SCHEDULE B attached hereto, including without limitation all Registrations therefor, as the same may be amended or supplemented from time to time, including in connection with an Amendment to Copyright Security Agreement;

                                           (C)      all of such Debtor's right,
title and interest in and to all renewals and extensions of any such Copyrights, including renewals or extensions of the Registrations listed on Schedule A attached hereto, that may be secured under the law now or hereafter in force and effect;

                                           (D)      all of such Debtor's right,
title and interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                                           (E)      all of such Debtor's right,
title and interest pursuant to or under licensing or other contracts in favor of Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                                    (ii)    all inventions, designs, patents,
patent applications, registrations, trade secrets, proprietary rights, corporate or other business records, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of such Debtor (referred to herein as "Proprietary Rights");

                                    (iii)   all rights and interests pursuant
to or under licensing or other contracts in favor of Debtor pertaining to Copyrights and works protectable by Copyright presently or in the future owned or used by third parties;

                                    (iv)    all general intangibles (as defined
in the UCC) and all intangible intellectual or other similar property of such Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the

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Copyrights, Registrations, Copyright Rights or Proprietary Rights and not
otherwise described above; and

                                    (v)     all proceeds of any and all of the
foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Copyright Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

                           (b)      CERTAIN EXCLUSIONS FROM GRANT OF SECURITY
INTEREST. Anything in this Agreement and the other Loan Documents to the contrary notwithstanding, the foregoing grant, assignment, transfer, and conveyance of a security interest shall not extend to, and the term "Copyright Collateral" shall not include, any item of Copyright Collateral described in
Section 2(a) above that is now or hereafter held by any Debtor as licensee or otherwise, solely in the event and to the extent that and only for the times that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of a security interest, such Debtor's rights in or with respect to such item of Copyright Collateral would be forfeited or would become void, voidable, terminable, or revocable pursuant to the restrictions in the underlying license or other agreement that governs such item of Copyright Collateral; and (ii) any such restriction shall be effective and enforceable under applicable law, including Section 9-408 of the Code; PROVIDED, HOWEVER, that the foregoing grant, assignment, transfer, and conveyance of security interest shall extend to, and the term "Copyright Collateral" shall include, (y) any and all proceeds of such item of Copyright Collateral to the extent that the assignment or encumbering of such proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Copyright Collateral being obtained, thereafter such item of Copyright Collateral as well as any proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term Copyright Collateral.

                           (c)      CONTINUING SECURITY INTEREST.  Debtor agrees
that this Agreement shall create a continuing security interest in the Copyright Collateral which shall remain in effect until terminated in accordance with
Section 17 hereof.

                           (d)      INCORPORATION INTO LOAN AGREEMENT.  This
Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Copyright Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

                           (e)      PERMITTED LICENSING.  Anything in the Loan
Agreement or this Agreement to the contrary notwithstanding, Debtor may license to any other Person the Copyright Collateral on an exclusive or non-exclusive basis (subject to the security interest of

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the Secured Party in such Collateral) in the ordinary course of business consistent with past practice.

                  3. REPRESENTATIONS AND WARRANTIES. Each Debtor jointly and severally represents and warrants to Secured Party and for the benefit of Secured Party the following:

                           (a)      TRUE AND COMPLETE LIST.  Set forth in
SCHEDULE A is a true and complete list, as of the date of this Agreement, of all Registrations in the United States Copyright Office and applications for Registrations in the United States Copyright Office owned by the Debtors, in whole or in part; SCHEDULE B attached hereto includes a true and complete list of all versions of the Syteline Software and, on and after the 30th day following the Closing Date, all other Marketed Software, including all prior versions of Software for which any version of the Marketed Software constitutes a derivative work under U.S. copyright law, and the dates of creation for each such version, as such Schedule B is modified from time to time pursuant to
Section 4(a) hereof.

                           (b)      POWERS.  Each Debtor has full power,
authority and legal right to pledge and to grant to Secured Party a continuing first priority security interest in all right, title, and interest of such Debtor in and to the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

                           (c)      VALIDITY.  Each of the Registrations of
each Debtor referred to in SCHEDULE A is valid, subsisting and enforceable, and such Debtor has properly complied in all material respects with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Registrations, and, except as disclosed in the litigation schedule or annex to the Loan Agreement, to the best of each Debtor's knowledge, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

                           (d)      TITLE.  Each Debtor has rights in and good
title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party and other than the rights of the licensor of a license made by such licensor to such Debtor as licensee, or the rights of other licensees under non-exclusive licenses of the same subject matter if such Debtor's license of such subject matter is a non-exclusive license). For any Copyright Collateral for which a Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, such Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of such Copyright Collateral;

                           (e)      NO VIOLATION.  The execution, delivery and
performance by each Debtor of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of such Debtor or result in a breach of or constitute a material default under any

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contract, obligation, indenture or other instrument to which any Debtor is a party or by which such Debtor may be bound;

                           (f)      AUTHORIZATION.  This Agreement has been
duly authorized, executed and delivered, and constitutes, a legal, valid and binding agreement of each Debtor, enforceable in accordance with its terms; and

                           (g)      SECRECY.  Each Debtor has taken and will
continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

                  4. COVENANTS. Each Debtor covenants that so long as this Agreement shall be in effect, such Debtor shall:

                           (a)      FURTHER ACTS.  On a continuing basis,
make, execute, acknowledge and deliver, and file and record in the proper filing and recording places (including, without limitation, the United States Copyright Office, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as Secured Party deems in its Permitted Discretion necessary or advisable or as may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure such Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral, provided that in no event shall any Debtor be required to register any Copyright Collateral other than as provided in Section 6 hereof and in accordance with the applicable provisions of the Loan Agreement. Without limiting the generality of the foregoing sentence, each Debtor:

                                    (i)     authorizes Secured Party, in its
Permitted Discretion, to modify this Agreement without first obtaining the Debtor's approval of or signature to such modification by amending SCHEDULE A and/or SCHEDULE B hereof to include a reference to any right, title or interest in any existing Copyright, Registration, Copyright Right or Proprietary Rights or any Copyright, Registration, Copyright Right or Proprietary Rights acquired or developed by such Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration, Copyright Right or Proprietary Rights in which such Debtor no longer has or claims any right, title or interest, provided that Secured Party has requested that such Debtor so modify this Agreement and Debtor fails to do so within ten
(10) days of Secured Party's request; and

                                    (ii)    hereby authorizes Secured Party, in
its Permitted Discretion, to file one or more financing or continuation statements, and after ten (10) days prior notice to such Debtor, amendments thereto, relative to all or any portion of the Copyright Collateral without the signature of such Debtor where permitted by law;

                           (b)      COMPLIANCE WITH LAW.  Comply, in all
material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral that is the subject of the Registrations and give such notice of Copyright, prosecute

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such material claims, and do all other acts and take all other measures which may be reasonably necessary or desirable to preserve, protect and maintain such Copyright Collateral and all of such Debtor's rights therein, including diligently prosecute any material Copyright application pending as of the date of this Agreement or thereafter;

                           (c)      COMPLIANCE WITH AGREEMENT.  Comply with
each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of such Debtor under this Agreement without Secured Party's prior written consent; and

                           (d)      LIEN PROTECTION.  Not permit, without
the prior written consent of Secured Party, the inclusion in any contract to which such Debtor becomes a party, any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in such Debtor's rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

                  5. NEW COPYRIGHTS; REGISTRATIONS AND COPYRIGHT RIGHTS. If any Debtor shall obtain rights to or develop any new works protectable by Copyright, or become entitled to the benefit of any Copyright Rights, Registrations, application for Registrations or Proprietary Rights not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights, Registrations or Proprietary Rights, the provisions of this Agreement shall automatically apply thereto. Each Debtor shall give Secured Party written notice, in accordance with the applicable provisions of the Loan Agreement, (a) of any such work or such rights of material value to such Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with its filing of an application for any Registration for any Copyright, such Debtor shall execute and deliver an amendment to this Agreement in the form of SCHEDULE C attached hereto (or, at the election of Secured Party, a new Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party), pursuant to which such Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and such Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party and promptly shall provide proof of such recordations to Secured Party.

                  6.  COPYRIGHT REGISTRATION. RENEWAL AND LITIGATION.

                           (a)      REGISTRATION.  Each Debtor shall have the
duty diligently to make any application for Registration, in accordance with the applicable provisions of the Loan Agreement, on any existing or future unregistered but Copyrightable works that are used in or are related to any Marketed Software and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations, Copyright Rights and Proprietary Rights. Any expenses incurred in connection therewith shall be borne solely by the Debtors. Except as otherwise permitted in the Loan Agreement or this Section 6(a), the Debtors shall not do any act or omit to do any act whereby any of the Copyright Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by the Debtor without the prior written consent of Secured Party.

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                           (b)      PROTECTION. Except as provided in Section 8
and notwithstanding Section 2(a)(i), each Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are reasonably necessary to protect the Copyright Collateral or any of such Debtor's rights therein. Each Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at such Debtor's expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Each Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of such Debtor and Secured Party with respect to such proceedings.

                           (c)      NOTICE. Each Debtor shall, promptly upon
its becoming aware thereof, notify Secured Party in writing of the institution of, or any material adverse determination in, any proceeding, application, suit or action of any kind described in Section 6(a) or 6(b), or regarding such Debtor's claim of ownership in any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights, its right to register the same, or its right to keep and maintain such registration, whether before the United States Copyright Office or any United States or foreign court or governmental agency, including
(x) any petition under the Bankruptcy Code filed by or against any licensor of any of the Copyrights as to which such Debtor is a licensee, and (y) any other claims asserted in a judicial, administrative or other proceeding concerning the Copyrights. Each Debtor shall provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

                  7. EVENTS OF DEFAULT. The occurrence of any "Event of
Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder.

                  8. REMEDIES. Following the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and the other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to its security interests in any of the Copyright Collateral or any other collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its collateral after the occurrence and during the continuance of a default, pursuant to UCC Section 9-610. Each Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Copyright, Copyright Rights, Proprietary Right and any other Copyright Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any asset of such Debtor in which Secured Party has a security interest, including Secured Party's rights to sell or license general intangibles, inventory, tooling or packaging which is acquired by such Debtor (or its successors, permitted assignees, or trustee in bankruptcy). In addition to, and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any Copyright, Registration, Copyright Right or Proprietary Right, and any license thereunder, in which event each Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any

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and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights, Proprietary Right, or any license thereunder, each Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement; misappropriation or violation.

                  9. AUTHORIZATION. If any Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in such Debtor's name or in Secured Party's name, but at the Debtor's expense, and each Debtor hereby agrees to reimburse Secured Party in full upon demand for all reasonable expenses, including reasonable attorney's fees, incurred by Secured Party in protecting, defending, maintaining, registering or recording any of the Copyright Collateral or any right, title or interest of such Debtor or Secured Party therein. Each Debtor hereby appoints Secured Party, and authorizes, directs and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of the Debtor, with the power, (a) if such Debtor refuses or fails to do so within ten (10) days of the delivery of written notice of such request to such Debtor by Agent, to execute in the name of such Debtor any financing statement or other similar instrument, any supplement or amendment to this Agreement, or any supplemental Copyright Security Agreement, in each case, described in Sections 4(a) or 5 hereof, and do such other acts on such Debtor's behalf, that Secured Party may deem necessary or advisable to accomplish the purposes of this clause (a), and (b) upon and after the occurrence and continuation of any Event of Default, (i) to endorse such Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Copyright Collateral, (ii) to assert or retain any rights under any license agreement for any of the Copyright Collateral, including any rights of such Debtor arising under Section 365(n) of the Bankruptcy Code, (iii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other Collateral to anyone else and (iv) do such other acts on such Debtor's behalf, that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Each Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable until termination of this Agreement.

                  10. NOTICES. All notices and other communications hereunder to or from Secured Party and any Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

                  11. GOVERNING LAW AND VENUE: JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE ASSIGNMENT AND SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PROPERTY ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE SECURED PARTY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE PARTIES

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


AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL MAY BE BROUGHT, AT SECURED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PLEDGED COLLATERAL MAY BE FOUND OR WHERE IT IS NECESSARY TO BRING SUIT IN ORDER TO OBTAIN SUBJECT MATTER JURISDICTION. THE DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE OT THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

                  THE DEBTORS AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE DEBTORS AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  12. ENTIRE AGREEMENT: AMENDMENT. This Agreement, together with the Schedules hereto, and the Loan Agreement contain the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

                  13. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  15. LOAN AGREEMENT. Each Debtor acknowledges that the rights and remedies of Secured Party with respect to the secured interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, and the other Loan Documents and all such rights and remedies are cumulative.

                  16. NO INCONSISTENT REQUIREMENTS. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  17. TERMINATION. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by the Debtors, all without representation or warranty and at the Debtors' expense, as shall be necessary to evidence termination of the security interests granted by the Debtors to Secured Party hereunder.

         [The remainder of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.



                            FRONTSTEP GROUP, INC.
                            FRONTSTEP SOLUTIONS GROUP, INC.
                            BRIGHTWHITE SOLUTIONS, INC.,
                            each an Ohio corporation

                            By: /s/ Daniel P. Buettin
                               -----------------------
                                Name: Daniel P. Buettin
                                Title:  Vice President & Chief Financial
                                        Officer



                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation

                            By: /s/ Katy J. Brooks
                                ----------------------
                                Name: Katy J. Brooks
                                Title:  V.P.

STATE OF OHIO                         )
                                      ) ss
COUNTY OF Franklin                    )

                  On July 12, 2001, before me, Mark K. Chidester, Notary Public, personally appeared Daniel P. Buettin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                 /s/ Mary K. Chidester
                                   ---------------------------------------
                                    Signature


                                     [SEAL]





STATE OF CALIFORNIA                   )
                                      ) ss
COUNTY OF Los Angeles                 )

                  On July 12, 2001, before me, Suzanne Witkowsky, Notary Public, personally appeared Katy Brooks, personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                /s/ Suzanne Witkowsky
                                   --------------------------------------------
                                   Signature


                                     [SEAL]

                                   SCHEDULE A
                          COPYRIGHT REGISTRATIONS (US)

------------------------------------------------------------------------ ------------------------------------
                                 TITLE                                           REGISTRATION NUMBER
------------------------------------------------------------------------ ------------------------------------
Mongoose                                                                          TX4892002
------------------------------------------------------------------------ ------------------------------------
SYMIX manufacturing and accounting control system:  software; SYMIX               TX3321575
------------------------------------------------------------------------ ------------------------------------
SYMIX Manufacturing and Accounting Control System:  Software; SYMIX               TX 3-059-578
------------------------------------------------------------------------ ------------------------------------
Syman Source Code                                                                 TX 2-123-578
------------------------------------------------------------------------ ------------------------------------
Syman source code                                                                 TX3059889
------------------------------------------------------------------------ ------------------------------------
AweSim!                                                                           TX4539251
------------------------------------------------------------------------ ------------------------------------
MAPICS XZ finite capacity planning and schedule (FCPS) product                    TX4322234
training workshop:  version 2.2.
------------------------------------------------------------------------ ------------------------------------
SLAMsystem V4.5 OS/2                                                              TX3994757
------------------------------------------------------------------------ ------------------------------------
Packaging line simulation system, V2.0                                            TX4042474
------------------------------------------------------------------------ ------------------------------------
SLAMsystem Version 4.5 MS DOS                                                     TX4008988
------------------------------------------------------------------------ ------------------------------------
Factor:  AIM modeling reference:  version 5.3                                     TX3658472
------------------------------------------------------------------------ ------------------------------------
Factor.                                                                           TX3607077
------------------------------------------------------------------------ ------------------------------------
Factor/Aim:  Version 5.1 / Beth Ann Reed, author                                  TX3510044
------------------------------------------------------------------------ ------------------------------------
Slamsystem, version 2.0
------------------------------------------------------------------------ ------------------------------------
Factory-in-the-computer                                                           TXU532780
------------------------------------------------------------------------ ------------------------------------
Packaging line simulation system                                                  TX3017155
------------------------------------------------------------------------ ------------------------------------
SLAMSYSTEM V.3.0                                                                  TX2972489
------------------------------------------------------------------------ ------------------------------------
TESS:  The Extended simulation support system/Charles R. Standridge,              TX2629676
A. Alan B. Pritsker -- 7/18/1989
------------------------------------------------------------------------ ------------------------------------
TESS V.4.0                                                                        TX2835171
------------------------------------------------------------------------ ------------------------------------
SlamSystem:  total simulation project support                                     TX2809649
------------------------------------------------------------------------ ------------------------------------
SLAM II/material handling extension:  V.2/11 -                                    TX2679475
------------------------------------------------------------------------ ------------------------------------
MAP/1:3.1                                                                         TX2679474
------------------------------------------------------------------------ ------------------------------------
Map/1:  manufacturing analysis program using simulation/Laurie J.                 TX2635394
Rolston, Robin J. Miller
------------------------------------------------------------------------ ------------------------------------
Introduction to simulation and Slam II/A. Alan B. Pritsker                        TX2629675
------------------------------------------------------------------------ ------------------------------------
Tess 3.1                                                                          TX2623026
------------------------------------------------------------------------ ------------------------------------
Factor                                                                            TX2621991
                                                                                  TX 3-141-758
                                                                                  TXu 306-456
------------------------------------------------------------------------ ------------------------------------
Simchart                                                                          TX 715-669
------------------------------------------------------------------------ ------------------------------------
The Simchart User's Manual                                                        TX 715-668
------------------------------------------------------------------------ ------------------------------------
Simchart Installation/Operations Guide                                            TX 860-758
------------------------------------------------------------------------ ------------------------------------
Modeling & Analysis Using Q-Gert Networks.  2nd Edition                           TX 255-677
------------------------------------------------------------------------ ------------------------------------
Resources in Q-Gert:  The Next Chapter                                            TX 14-894
------------------------------------------------------------------------ ------------------------------------
The Q-Gert Analysis Program                                                       TX 260-050
------------------------------------------------------------------------ ------------------------------------
Modeling & Analysis Using Q-Gert Networks                                         A 891-429
------------------------------------------------------------------------ ------------------------------------
The Q-Gert User's Manual                                                          A 547-069
------------------------------------------------------------------------ ------------------------------------
Technical Reference Manual For The SLAM Simulation Program                        TX 519-723
------------------------------------------------------------------------ ------------------------------------
Introduction To Simulation & SLAM                                                 TX 179-361
------------------------------------------------------------------------ ------------------------------------
Aid Installation/Operations Guide                                                 TX 860-755
------------------------------------------------------------------------ ------------------------------------
Aid-Fitting Distributions To Observations:  A Graphical Approach                  TX 715-667
------------------------------------------------------------------------ ------------------------------------
Improved SDL Database Management Capabilities                                     TX 860-757
------------------------------------------------------------------------ ------------------------------------
SDL Installation/Operations Guide                                                 TX 860-754
------------------------------------------------------------------------ ------------------------------------
The Simulation Data Language                                                      TX 538-886
------------------------------------------------------------------------ ------------------------------------


------------------------------------------------------------------------ ------------------------------------
                                 TITLE                                           REGISTRATION NUMBER
------------------------------------------------------------------------ ------------------------------------
The Simulation Data Language I(SDL/I) Language Reference Manual                   TX 538-432
------------------------------------------------------------------------ ------------------------------------
SLAM II                                                                           TX 716-749
------------------------------------------------------------------------ ------------------------------------
SLAM II, v. 2.0                                                                   TX 1-680-967
------------------------------------------------------------------------ ------------------------------------
SLAM II Installation/Operations Guide                                             TX 860-756
------------------------------------------------------------------------ ------------------------------------
SLAM II:  Enhanced Simulation Capabilities                                        TX 716-750
------------------------------------------------------------------------ ------------------------------------
VR 90*                                                                            TXu 890-082
                                                                                  TXu 824-684
                                                                                  TXu 786-701
------------------------------------------------------------------------ ------------------------------------
VR-10E*                                                                           TXu 861-253
------------------------------------------------------------------------ ------------------------------------
VR-BIZ*                                                                           TXu 861-252
------------------------------------------------------------------------ ------------------------------------
Distribution Architects Visible Results:  VR Alert*                               TXu 861-251
------------------------------------------------------------------------ ------------------------------------
Distribution Architects Visible Results:  VR-EC*                                  TXu 861-250
------------------------------------------------------------------------ ------------------------------------
MDS, Version 8.1*                                                                 TXu 786-701
------------------------------------------------------------------------ ------------------------------------
MDS-90119*                                                                        TXu 786-700
------------------------------------------------------------------------ ------------------------------------
Symix Manufacturing and Accounting Control System Computer Software,
v2.7
------------------------------------------------------------------------ ------------------------------------
Symix Manufacturing and Accounting Control System Computer Software,
v3.0
------------------------------------------------------------------------ ------------------------------------
Symix Manufacturing and Accounting Control System Computer Software,
v4.0
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v2.0
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v3.0
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v3.5
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v4.0
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v4.5
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v5.0
------------------------------------------------------------------------ ------------------------------------
SyteLine Enterprise Resource Planning System, v6.0
------------------------------------------------------------------------ ------------------------------------

Copyright proprietor is Frontstep, Inc. for all works above except those identified with an asterisk (*). For works identified with an asterisk (*), copyright proprietor is Frontstep Solutions Group, Inc.

Applications for Registration submitted to counsel for Secured Party:

- Symix Manufacturing and Accounting Control System Computer Software, v.2.7 - Symix Manufacturing and Accounting Control System Computer Software, v.3.0 - Symix Manufacturing and Accounting Control System Computer Software, v.4.0 - SyteLine Enterprise Resource Planning System, v2.0 - SyteLine Enterprise Resource Planning System, v3.0 - SyteLine Enterprise Resource Planning System, v3.5 - SyteLine Enterprise Resource Planning System, v4.0 - SyteLine Enterprise Resource Planning System, v4.5 - SyteLine Enterprise Resource Planning System, v5.0 - SyteLine Enterprise Resource Planning System, v6.0

Copyright proprietor is Frontstep, Inc.

                                   SCHEDULE B
                       TO THE COPYRIGHT SECURITY AGREEMENT
                                  JULY 12, 2001

------------------------------------------------------- -----------------------------------------------------
                 Works of Authorship                                      Publication Date
------------------------------------------------------- -----------------------------------------------------
SYMIX/SYTELINE
------------------------------------------------------- -----------------------------------------------------
SYMAN                                                   9/30/85
------------------------------------------------------- -----------------------------------------------------
SYMIX 2.6                                               4/26/91
------------------------------------------------------- -----------------------------------------------------
SYMIX 2.7                                               8/15/92
------------------------------------------------------- -----------------------------------------------------
SYMIX 3.0                                               3/01/94
------------------------------------------------------- -----------------------------------------------------
SYMIX 4.0 (a/k/a SYMIX 4.1)                             11/01/94 (new name used after 12/12/97)
------------------------------------------------------- -----------------------------------------------------
SyteLine 2.0                                            3/15/96
------------------------------------------------------- -----------------------------------------------------
SyteLine 3.0                                            9/30/97
------------------------------------------------------- -----------------------------------------------------
SyteLine 3.5                                            5/05/98
------------------------------------------------------- -----------------------------------------------------
SyteLine 4.0                                            12/14/98
------------------------------------------------------- -----------------------------------------------------
SYTELINE 4.5                                            8/09/99
------------------------------------------------------- -----------------------------------------------------
SYTELINE 5.0                                            3/31/00
------------------------------------------------------- -----------------------------------------------------
SYTELINE 6.0                                            3/20/01
------------------------------------------------------- -----------------------------------------------------

FRONTOFFICE
------------------------------------------------------- -----------------------------------------------------
FRONTOFFICE 5.0
------------------------------------------------------- -----------------------------------------------------
FRONTOFFICE 4.5
------------------------------------------------------- -----------------------------------------------------
FRONTOFFICE 4.0
------------------------------------------------------- -----------------------------------------------------
FRONTOFFICE 3.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
DISTRIBUTION
------------------------------------------------------- -----------------------------------------------------
SYTEDISTRIBUTION 9.2
------------------------------------------------------- -----------------------------------------------------
SYTEDISTRIBUTION 9.1
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
APS
------------------------------------------------------- -----------------------------------------------------
APS 4.6
------------------------------------------------------- -----------------------------------------------------
APS 4.5
------------------------------------------------------- -----------------------------------------------------
APS 4.1
------------------------------------------------------- -----------------------------------------------------
APS 3.5
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
AIM
------------------------------------------------------- -----------------------------------------------------
AIM 9.0
------------------------------------------------------- -----------------------------------------------------
AIM 8.1
------------------------------------------------------- -----------------------------------------------------
AIM 8.0
------------------------------------------------------- -----------------------------------------------------
AIM 7.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
FACTOR (WINDOWS)
------------------------------------------------------- -----------------------------------------------------
FACTOR 8.1
------------------------------------------------------- -----------------------------------------------------
Factor 8.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
SUPPLY CHAIN
------------------------------------------------------- -----------------------------------------------------
SC 3.0
------------------------------------------------------- -----------------------------------------------------
SC 2.0
------------------------------------------------------- -----------------------------------------------------
SC 1.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
AWESIM
------------------------------------------------------- -----------------------------------------------------
AWESIM 3.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
                 Works of Authorship                                      Publication Date
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
TEAM BUILDER
------------------------------------------------------- -----------------------------------------------------
TEAMBUILDER 2.0
------------------------------------------------------- -----------------------------------------------------
TEAMBUILDER 4.0
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
ECRM
------------------------------------------------------- -----------------------------------------------------
ECRM 5.0
------------------------------------------------------- -----------------------------------------------------
ECRM 5.1
------------------------------------------------------- -----------------------------------------------------
ECRM 5.2
------------------------------------------------------- -----------------------------------------------------
ECRM 5.3
------------------------------------------------------- -----------------------------------------------------
ECRM 5.4
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
PROJECTS (A/K/A SINGLE SOURCE SYSTEMS PROJECTS
EXTENSION)
------------------------------------------------------- -----------------------------------------------------
for Symix v. 4.0
------------------------------------------------------- -----------------------------------------------------
for Symix v. 4.1
------------------------------------------------------- -----------------------------------------------------
for Symix v. 3.5
------------------------------------------------------- -----------------------------------------------------
for SyteLine v. 4.0
------------------------------------------------------- -----------------------------------------------------
for SyteLine v. 4.5
------------------------------------------------------- -----------------------------------------------------

         Copyright proprietor is Frontstep, Inc. for all listed works.
         Works listed in BOLD are Marketed Software as of the date hereof.
         This Schedule lists all prior versions of the Symix/SyteLine product line, together with all versions of works (that is, the Projects module) as to which the Symix/SyteLine product line constitutes a derivative work.
         For Marketed Software which is not the Symix/SyteLine product line, this Schedule lists some but not necessarily all prior versions, and some but not necessarily all works as to which such non-Symix/SyteLine works constitute derivative works.

                                   SCHEDULE C


                                    AMENDMENT

                                       TO

                          COPYRIGHT SECURITY AGREEMENT

                  This Amendment (the "AMENDMENT"), dated as of________ ___, 200__ (the "Amendment Effective Date") to the Copyright Security Agreement, dated as of July __, 2001 (the "AGREEMENT"), among FOOTHILL CAPITAL CORPORATION, a California corporation (the "SECURED PARTY") and FRONTSTEP, INC., an Ohio corporation, FRONTSTEP SOLUTIONS GROUP, INC., an Ohio corporation, and BRIGHTWHITE SOLUTIONS, INC., an Ohio corporation (each a "DEBTOR" and collectively, jointly and severally, the "DEBTORS").

                  WHEREAS the Secured Party and the Debtors desire to amend certain terms of the Agreement (a true copy of which is attached as Exhibit 1 hereto). Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and Debtors hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Agreement.

                  2. AMENDMENT TO SCHEDULE A. SCHEDULE A to the Agreement is hereby amended to add the works identified on ANNEX I attached hereto (collectively, the "ANNEX I WORKS"). All Agreement terms and provisions (including without limitation all conditions, representations, warranties, covenants and other agreements) shall apply to the Annex I Works as if such works had been included on Schedule A as of July ___, 2001. Without limiting the foregoing provisions, as of the date hereof, the term "Copyright Collateral" shall include without limitation the works set forth in Annex I hereto.

                  3. GRANT OF SECURITY INTEREST. Each Debtor, as security for the payment and performance of its Secured Obligations, hereby grants, assigns, transfers and conveys to the Secured Party for the benefit of the Lenders a continuing first priority security interest in all of its right, title and interest in, to and under the Copyright Collateral, including without limitation Copyright Collateral in or otherwise concerning the Annex I Works.

                  4. REPRESENTATIONS AND WARRANTIES. Each Debtor jointly and severally represents and warrants to the Secured Party as follows:

                           (a)      TRUE AND COMPLETE LIST.  Set forth in
SCHEDULE A as amended by Annex I is a true and complete list, as of the date of this Amendment, of (i) all works registered with the United States Copyright Office in which any of the Debtors own Copyright Collateral and (ii) all works for which are pending applications for registration with the United States Copyright Office in which any of the Debtors own Copyright Collateral.

                           (b)      VALIDITY.  Each of the Registrations owned
by Debtors identified in SCHEDULE A as amended by Annex I, and all other Copyright Collateral owned and otherwise claimed by any Debtor (including rights relating to works identified on Annex I hereto) is valid, subsisting and enforceable. Each Debtor has properly complied in all material respects with all applicable statutory and regulatory requirements, including all notice requirements, in connection with the Copyright Collateral, and, except as disclosed in the litigation schedule or annex to the Loan Agreement, no claim has been made that use (or other exploitation) of any Debtor's rights in and to the Copyright Collateral does or may infringe or otherwise violate the rights of any third Person.

                           (c)      TITLE.  Each Debtor has rights in and good
title to the Copyright Collateral owned or otherwise claimed by such Debtor (including rights relating to works identified on SCHEDULE A as amended by Annex
I) and is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of the Secured Party and other than the rights of the licensor of a license made by such licensor to a Debtor as licensee, or the rights of other licensees under non-exclusive licenses of the same subject matter if a Debtor's license of such subject matter is a non-exclusive license). For any Copyright Collateral for which a Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, such Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of such Copyright Collateral.

                           (d)      NO VIOLATION.  The execution, delivery and
performance by each Debtor of this Amendment do not violate any provision of law or the articles of incorporation or by-laws of such Debtor or result in a breach of or constitute a material default under any contract, obligation, indenture or other instrument to which such Debtor is a party or by which such Debtor may be bound.

                           (e)      AUTHORIZATION.  This Agreement has been
duly authorized, executed and delivered, and constitutes, a legal, valid and binding agreement of each Debtor, enforceable in accordance with its terms; and

                           (f)      SECRECY.  Each Debtor has taken and will
continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its Copyright Collateral.

                  5. CONTINUED EFFECTIVENESS OF AGREEMENT. Each Debtor hereby
(i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Secured Party, or to grant to the Secured Party a Lien on any collateral as security for the Obligations of the Debtors from time to time existing in respect of the Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

                  6.       MISCELLANEOUS.

                           (a)      This Amendment may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                           (b)      Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c)      This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York, applicable to agreements made and wholly performed therein.

                           (d)      The Debtors will pay on demand all
reasonable out-of-pocket costs and expenses of the Secured Party in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Secured Party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                FRONTSTEP GROUP, INC.
                                FRONTSTEP SOLUTIONS GROUP, INC.
                                BRIGHTWHITE SOLUTIONS, INC.,
                                each an Ohio corporation


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                FOOTHILL CAPITAL CORPORATION


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

STATE OF                              )
                                      ) ss
COUNTY OF                             )

                  On ________ __ 2001, before me, ____________________________,
Notary Public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    ------------------------------------------
                                    Signature


                                     [SEAL]





STATE OF                              )
                                      ) ss
COUNTY OF                             )

                  On _________ __, 2001, before me, ____________________, Notary
Public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    -----------------------------------------
                                    Signature


                                     [SEAL]